Consolidated companies and business acquired and divested (Tables)	12 Months Ended
Dec. 31, 2022
Consolidated companies and businesses acquired and divested [Abstract]
Summary of Most Significant Companies Disposed

Most significant companies disposed in 2021
in EUR million	Makelaarsland BV & Above BV	ING Austria Retail Banking	Total divested
Sales Proceeds
Sales proceeds		29	29
Non-cash proceeds
Cash proceeds		29	29

Cash outflow / inflow on disposal		29	29

Assets
Cash assets	3		3
Loans and advances to customers		1,404	1,404
Amounts due from banks		378	378
Miscalleneous other assets		8	8

Liabilities
Customer deposits and other funds on deposit		1,725	1,725
Miscallaneous other liabilities	1	8	9
Net assets	3	56	58
% disposed	100%	100%
Net assets disposed	3	56	58

Result on disposal	-3	-26	-29